SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                      _______________________

                            FORM 8-K/A


                          CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(D) OF
                THE SECURITIES EXCHANGE ACT OF 1934



                          Date of Report:
                         December 29, 1997


                  Southeast Acquisitions I, L.P.
      (Exact name of registrant as specified in its charter)


                             Delaware
                  (State or other jurisdiction of
                  incorporation or organization)

            0-16835                          23-2454443
   (Commission File Number)        (I.R.S. Employer Identification
                                               Number)

                             Suite 115
                  301 South Perimeter Park Drive
                           Nashville, TN
             (Address of principal executive offices)

                               37211
                            (Zip Code)

                           615-833-8716
                  (Registrant's telephone number)

                     250 King of Prussia Road
                         Radner, PA 19087
                         (Former Address)

Item 4. Changes in Registrant's Certifying Accountants.

          On November 25, 1997, the Registrant filed with the Securities and Exchange Commission its Current Report on Form 8-K relating to a change in certifying accountants. The Registrant is now amending that report to add the following paragraph to Item 4 thereof:

          The Registrant has not consulted with Williams, Benator & Libby, LLP, the Registrant's new accountants, at any time during the past two fiscal years and the subsequent interim periods, regarding either the application of an accounting principle, the type of opinion that would be rendered on the Registrant's financial statements, or any matter that was the subject of disagreement with the Registrant's prior accountants.


                            SIGNATURES


          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   Southern Management Group, LLC, general partner

Date: December 29, 1997            By: /s/ Richard W. Sorenson
                                        Richard W. Sorenson
                                        President and Member